Exhibit 10.23

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS AGREEMENT (INDICATED BY “[***]”) BECAUSE SUCH INFORMATION IS BOTH (A) NOT MATERIAL AND (B) THE TYPE THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE OR CONFIDENTIAL.

January 29, 2026 (the “Effective Date”)

Millennium Pharmaceuticals, Inc.

40 Landsdowne Street

Cambridge, MA 02139

United States

Takeda Pharmaceutical Company Limited

40 Landsdowne Street

Cambridge, MA 02139

United States

Re: TAK-228 and TAK-117 Combination Product

Faeth Therapeutics, Inc. (“Faeth”) and Takeda Pharmaceutical Company Limited (“Takeda Pharmaceutical”) are parties to that certain License Agreement dated March 18, 2019 (“TAK-
117 License Agreement”), pursuant to which, among other things, Faeth was granted an exclusive, worldwide right and license to develop, commercialize or otherwise exploit TAK-117. Faeth and Millennium Pharmaceuticals, Inc. (“Millennium” and together with “Takeda Pharmaceutical”, “Takeda”) are parties to that certain Amended and Restated TAK 228 Asset Purchase Agreement dated May 15, 2023 (“TAK-228 APA”), pursuant to which, among other things, Faeth has acquired rights to develop, commercialize or otherwise exploit TAK-228. On May 15, 2023, Faeth and Millennium have entered into that certain letter agreement (“First Letter Agreement” and, together with the TAK-117 License Agreement and the TAK-228 APA, the “Existing Agreements”) to specify, among other things, (a) that, notwithstanding anything to the contrary provided in the TAK-117 License Agreement or the TAK-228 APA, Faeth has, and will have, the right to develop, commercialize or otherwise exploit a Combination Product (as defined in the TAK-228 APA) that includes a Program Molecule (as defined in the TAK-228 APA) and the Licensed Compound (as defined in the TAK-117 License Agreement) as the only active pharmaceutical or biological ingredients (such Combination Product, the “228+117 Combination Product”) and (b) Faeth’s payment obligations to Takeda with respect to such development, commercialization or other exploitation of 228+117 Combination Product by Faeth.

Under this second letter agreement (“Second Letter Agreement”), Faeth and Takeda (each, a “Party” and, collectively, “Parties”) desire to amend the Existing Agreements in order to modify certain terms and conditions therein.

1.
Definitions. Capitalized terms used in this Second Letter Agreement shall have the meanings set forth in the Existing Agreements, unless otherwise defined in this Second Letter Agreement.
2.
Amendments to TAK-117 License Agreement.

2.1 The following sentence is hereby added to the end of Section 1.30 (Definition of “Product”) of the TAK-117 License Agreement:

“For clarity, Product includes the 228+117 Combination Product.”

2.2 The following is hereby added to Article 1 (Definitions) of the TAK-117 License Agreement as a new definition, in alphanumerical order with the other definitions contained therein:

“228+117 Combination Product Know-How” means Know-How that is listed in [***] of Exhibit B (Takeda Know-How) or any document referenced therein, solely to the extent it relates to a 228+117 Combination Product.”

2.3 Section 1.36 (Definition of “Takeda Know-How”) of the TAK-117 License Agreement is hereby amended and restated in its entirety as follows:

“1.36 “Takeda Know-How” means any Know-How that is listed in Exhibit B or any document referenced therein, solely to the extent it relates to a Licensed Compound or Product, including the 228+117 Combination Product Know-How. For clarity, except for the 228+117 Combination Product Know-How, Know-How that relates to a Licensed Compound or Product in combination with any other compound, molecule, substance, or product is explicitly excluded from Takeda Know-How.”

2.4 Exhibit B (Takeda Know-How) of the TAK-117 License Agreement is hereby amended and restated in its entirety as follows:

Takeda Know-How

1.
[***]
2.
[***]
3.
[***]
4.
[***]
a.
[***]
b.
[***]
c.
[***]
d.
[***]

2.5 Section 5.2 (Equity Grant) of the TAK-117 License Agreement is hereby deleted in its entirety and replaced by the following:

“5.2 [Intentionally omitted.]”

3. Amendments to TAK-228 APA.

3.1 The definition of “Product” set forth in Article 1 (Definitions) of the TAK-228 APA is hereby amended and restated in its entirety as follows:

““Product” means any product that contains or comprises a Program Molecule, alone or in combination with one or more Additional Active(s), in any formulation or dosage form and for any mode of administration; provided that, in no event will any Product include any Takeda Compounds (other than serabelisib (TAK-117)). For clarity, Product includes the 228+117 Combination Product.”

3.2 The following is hereby added to Article 1 (Definitions) of the TAK-228 APA as a new definition, in alphanumerical order with the other definitions contained therein:

“”228+117 Combination Product Know-How” means Know-How that is listed in [***] of Schedule 2.6 (Licensed Intellectual Property) or any document referenced therein, solely to the extent it relates to a 228+117 Combination Product.”

3.3 Section 2.6 (Licensed Intellectual Property) of the TAK-228 APA is hereby amended and restated in its entirety as follows:

“2.6 Licensed Intellectual Property. To the extent Seller or its Affiliate Controls any
Patent Rights or Know-How (a) as of the Closing Date; or (b) on or after the Closing Date and (A) included in the Transaction IP, (B) Controlled pursuant to a Non-Assignable Contract or Related Agreement, in each case (A) and (B) pursuant to Section 4.3, or (C) constituting Section 2.5(b) IP, that in each case (a) and (b) are necessary to research and develop, make, have made, use, sell, offer for sale, and import Products (including researching, developing, and making Program Molecules for the purpose of exercising such license with respect to Products) in the Field in the Territory and that are not included in Assigned Intellectual Property or licensed under the Assigned Agreements (“Licensed Intellectual Property”), Seller hereby grants Buyer a non-exclusive license under and to such Licensed Intellectual Property, with the right to grant sublicenses through multiple tiers, for the sole purpose of researching, developing, making, having made, using and importing Program Molecules and researching and developing, making, having made, using, selling, offering for sale, and importing Products in the Field in the Territory; provided, that Licensed Intellectual Property does not include any Patent Rights or Know-How that relate to a Program Molecule or Product in combination with a Takeda Compound (but for clarity, Licensed Intellectual Property does include the 228+117 Combination Product Know-How). Each sublicense shall be consistent with the terms and conditions of this Agreement, including requiring each such sublicensee to protect and keep confidential any Confidential Information of the Parties in accordance with Article 7 of this Agreement. For clarity, Licensed Intellectual Property, other than Section 2.5(b) IP, does not include Patent Rights or Know-How owned by Seller or its Affiliate that solely relate to any Program Molecule, which is included in Assigned Intellectual Property. Schedule 2.6 sets forth the Licensed Intellectual Property as of the Closing Date; such schedule may be updated by the Parties from time to time. For clarity, to the extent any Know-
How listed in Schedule 2.6 or the documents referenced therein relates to a compound, molecule, substance, or product other than a Program Molecule, a Licensed Compound (as defined in the TAK-117 License Agreement), or a 228+117 Combination Product, such Know-How is excluded from the Licensed Intellectual Property. Without limiting the foregoing, with respect to Patent

Rights included in Section 2.5(b) IP, Buyer shall have the right to notify Seller that it desires to obtain an exclusive license with respect thereto for the sole purpose of researching, developing, making, have made, using and importing Program Molecules and researching and developing, making, having made, using, selling, offering for sale, and importing Products in the Field in the Territory, and upon receipt of any such notification the Parties shall negotiate in good faith appropriate financial consideration to be provided by Buyer to Seller for such an exclusive license to the extent that Seller has the right and ability to grant such a license; provided that neither Party has an obligation to enter into any such exclusive license.”

3.4 Schedule 2.6 (Licensed Intellectual Property) of the TAK-228 APA is hereby amended and restated in its entirety as follows:

Schedule 2.6

Licensed Intellectual Property

[***]

4. Amendments to First Letter Agreement.

4.1 Section 1 (228+117 [***] Milestone Payments) of the First Letter Agreement is hereby amended and restated in its entirety as follows:

“1. 228+117 [***] Milestone Payments. Notwithstanding the milestones set forth in Section 5.3 of the TAK-228 APA and the milestones set forth in Section 5.3 of the TAK-117 License Agreement, the following development milestone events set forth in the table below (each a “[***] Milestone Event”) shall apply in lieu of (and supersede) Section 5.3 of the TAK-228 APA and Section 5.3 of the TAK-117 License Agreement. Following the first achievement by Faeth (or any of its Affiliates, Licensees, or Sublicensees, as applicable) of each [***] Milestone Event with respect to the first Non-228+117 Combination Product or 228+117 Combination Product, as applicable, to achieve such [***] Milestone Event, Faeth shall pay, or cause to be paid, to Takeda a one-time, non-refundable and non-creditable corresponding milestone payment (each, a “[***] Milestone Payment”) within [***]. Faeth shall notify Takeda within [***] after each [***] Milestone Event is first achieved. For the avoidance of doubt, each [***] Milestone Payment shall be payable one (1) time upon the first achievement of the corresponding [***] Milestone Event with respect to an applicable Non-228+117 Combination Product or 228+117 Combination Product, regardless of the number of times such [***] Milestone Event may be achieved by the same or different Non-228+117 Combination Products or 228+117 Combination Products. For purposes of the foregoing, “Indication” shall have the meaning set forth in the TAK-228 APA.

[***] Milestone Event	[***] Milestone Payments
	[***]	[***]	[***]
[***	[***]	[***]	[***]

[***]	***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Total [***] Milestone Payments	$119,000,000

*A “Non-228+117 Combination Product” means any Product (as defined under the TAK-228 APA or TAK-117 License Agreement) other than a 228+117 Combination Product. Without limiting the generality of the foregoing, “Non-228+117 Combination Product” includes each of the following: [***]

4.2 Section 2 (Royalties/Earn-Out Payment) of the First Letter Agreement is hereby amended and restated in its entirety as follows:

“2. Royalties/Earn-Out Payment. Notwithstanding Section 5.2.1 of the TAK-228 APA and Section 5.6 of the TAK-117 License Agreement, the following payments shall apply in lieu of (and supersede) the earn-out payments set forth in Section 5.2.1 of the TAK-228 APA and the royalty payments set forth in Section 5.6 of the TAK-117 License Agreement, in each case solely with respect to 228+117 Combination Products. Faeth shall pay Takeda earn-out payments on the worldwide, Annual Net Sales (as defined in TAK-228 APA) of all 228+117 Combination Products in the aggregate by or on behalf of Faeth, its Affiliates, Licensees, or Sublicensees in a given Calendar Year (or partial Calendar Year) commencing with the First Commercial Sale of such 228+117 Combination Product in any country in the Territory, at the following rates set forth in this Section 2, subject to Section 5.2.3 (Earn-Out Payment Reduction) of the TAK-228 APA:

Annual Net Sales Increment	Earn-Out Payment Rate (%)
For the portion of the Annual Net Sales of such 228+117 Combination Product, in any given Calendar Year which is [***]	[***]%
For the portion of the Annual Net Sales of such 228+117 Combination Product, in any given Calendar Year which is [***]	[***]%

For the portion of the Annual Net Sales of such 228+117 Combination Product, in any given Calendar Year which is [***]	[***]%

For clarity, royalty payments set forth in Section 5.6 of the TAK-117 License Agreement and earn-out payments set forth in Section 5.2.1 of the TAK-228 APA will remain in full force and effect with respect to any Product (as defined in each of the TAK-228 APA and TAK-117 License Agreement) that is not a 228+117 Combination Product.”

4.3 The following is hereby added to the First Letter Agreement as a new Section 2-A after Section 2 (Royalties/Earn-Out Payment) and before Section 3 (Miscellaneous):

“2-A. Notwithstanding the milestones set forth in Section 5.4 of the TAK-228 APA and Section 5.4 of the TAK-117 License Agreement, the following sales milestone events set forth in the table below (each, a “Sales Milestone Event”) and corresponding sales milestone payments set forth in the table below (each, a “Sales Milestone Payment”) shall apply in lieu of (and supersede) Section 5.4 of the TAK-228 APA and Section 5.4 of the TAK-117 License Agreement. The Initial Earn-Out Report and the Earn-Out Report to be issued pursuant to Section 5.2.4 of the TAK-228 APA shall each indicate whether any Sales Milestone Event was achieved during the [***] covered by such report. Upon receipt of an Earn-Out Report indicating that a Sales Milestone Event was achieved, Takeda will issue an invoice to Faeth for the Sales Milestone Payment payable under this Section 2-A. Faeth will pay all Sales Milestone Payments payable under this Section 2-A within [***]. For the avoidance of doubt, each Sales Milestone Payment shall be payable one time upon the first achievement of the corresponding Sales Milestone Event, regardless of the number of times such Sales Milestone Event may be achieved.

Sales Milestone Event	Sales Milestone Payment
Annual Net Sales of all 228+117 Combination Products and/or Non- 228+117 Combination Products equals or exceeds $[***]	$[***]
Annual Net Sales of all 228+117 Combination Products and/or Non- 228+117 Combination Products equals or exceeds $[***]	$[***]
Annual Net Sales of all 228+117 Combination Products and/or Non- 228+117 Combination Products equals or exceeds $[***]	$[***]
Annual Net Sales of all 228+117 Combination Products and/or Non- 228+117 Combination Products equals or exceeds $[***]	$[***]
Total Sales Milestone Payments	$250,000,000

”

4.4 Section 3.2 of the First Letter Agreement is hereby deleted in its entirety and replaced by the following:

“3.2 [Intentionally omitted.]”

4.5 Section 3.4 of the First Letter Agreement is hereby amended and restated in its entirety as follows:

“3.4 Neither this Letter Agreement nor any right, interest or obligation of a Party under this Letter Agreement may be assigned by either Party without the written consent of the other
Party, except that each Party may assign this Letter Agreement and the rights, obligations and interests of such Party to an Affiliate (as defined in the TAK-228 APA) of such Party or in connection with the transfer or sale of all or substantially all of the business of such Party to which this Agreement relates, whether by merger, sale of stock, sale of assets or otherwise. Any attempted assignment in contravention of this Section 3.4 shall be void.”

5. Authorization to Communicate with Vendors. Notwithstanding Section 2.9

(Authorization to Communicate with Vendors) of the TAK-117 License Agreement, Takeda shall, upon Faeth’s request during the [***] period following the Effective Date of this Second Letter Agreement, [***] submit letters to vendors that have been or are involved in Development or manufacture of (a) TAK-117 (or other Licensed Compound), (b) TAK-228 (or other Program Molecule), or (c) any intermediates, regulatory starting materials, drug substance, drug product, and studies relating to (a) or (b), the purpose of which letters shall be to instruct each of such vendors to provide to Faeth access to all 228+117 Combination Product Know-How that Faeth is entitled to possess under this Second Letter Agreement, provided that [***].

6.
Transfer of 228+117 Combination Product Know-How; Treatment of Unrelated Know-How. Takeda will transfer to Faeth or permit Faeth to obtain the 228+117 Combination Product Know-How in accordance with the process and timing detailed in the transition plan set forth in Exhibit A of this Second Letter Agreement. [***]. Notwithstanding anything to the contrary in this Second Letter Agreement including Exhibit A hereto, the First Letter Agreement, the TAK-117 License Agreement, or the TAK-228 APA, Takeda’s obligations to conduct or assist with transferring such 228+117 Combination Product Know-How shall terminate [***] after [***]. In the event of a conflict between this Second Letter Agreement and the terms set forth in Exhibit A hereto, this Second Letter Agreement will prevail. If either Party becomes aware that any know-how, information, data, documents, or other materials transferred to Faeth pursuant to this Section 6 relates to a compound, molecule, substance, or product other than a Program Molecule (as defined in the TAK-228 APA), a Licensed Compound (as defined in the TAK-117 License Agreement), or a 228+117 Combination Product, such Party shall promptly notify the other Party thereof, and promptly upon Takeda’s request, Faeth shall return or destroy (at Takeda’s sole discretion) such know-how, information, data, documents, and other materials.
7.
Payment. In partial consideration for the rights granted herein to Faeth, Faeth shall pay to Takeda a one-time, non-refundable and non-creditable payment of [***].
8.
No Other Amendments and No New Takeda Obligations. Except as otherwise expressly set forth in this Second Letter Agreement, the Existing Agreements shall remain in full force and effect in accordance with their terms. Except for the transfer of 228+117 Combination Product Know-How pursuant to Section 6 (Transfer of 228+117 Combination Product Know-
How) of this Second Letter Agreement, [***]. Faeth acknowledges it has received, prior to the Effective Date of this Second Letter Agreement, and agrees that [***].
9.
Miscellaneous.

9.1 The Existing Agreements and this Second Letter Agreement constitute the entire agreement between the Parties as to the subject matter of this Second Letter Agreement.

9.2 Faeth agrees that it shall not disclose this Second Letter Agreement or any discussions pertaining hereto to any Third Parties and that, in addition to and to the extent not inconsistent with the foregoing, this Second Letter Agreement and all discussions pertaining hereto are subject to Article 7 (Confidentiality) of the TAK-228 APA.

9.3 Neither this Second Letter Agreement nor any right, interest or obligation of a Party under this Second Letter Agreement may be assigned by either Party without the written consent of the other Party, except that each Party may assign this Second Letter Agreement and the rights, obligations and interests of such Party in connection with such Party’s assignment of the TAK- 228 APA and the TAK-117) of such Party or in connection with the transfer or sale of all or substantially all of the business of such Party to which this Agreement relates, whether by merger, sale of stock, sale of assets or otherwise. Any attempted assignment in contravention of this Section 7.3 shall be void.

9.4 This Second Letter Agreement may be executed in counterparts by a single Party, each of which when taken together shall constitute one and the same agreement. Counterparts may be delivered via facsimile, electronic mail (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

9.5 This Second Letter Agreement and its effect are subject to and shall be construed and enforced in accordance with the law of the State of New York, without regard to its conflicts of laws that would require the application of any other Law. Each of the Parties hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the federal courts located in the Southern District of the State of New York for any matter arising out of or relating to this Second Letter Agreement and the transactions contemplated hereby, and agrees not to commence any litigation relating thereto except in such courts. Each of the Parties hereby irrevocably and unconditionally waives any objection to the laying of venue of any matter arising out of this Second Letter Agreement or the transactions contemplated hereby in the courts of the State of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such matter brought in any such court has been brought in an inconvenient forum. The Parties agree that a final judgment in any such matter shall be conclusive and may be enforced in other jurisdictions by suits on the judgment or in any other manner provided by law. Any proceeding brought by either Party under this Second Letter Agreement shall be exclusively conducted in the English language.

9.6 To the fullest extent permitted by Law, each of the Parties irrevocably waives all right to trial by jury in any litigation arising out of or relating to this Second Letter Agreement or any of the transactions contemplated by this Second Letter Agreement.

9.7 Nothing in this Second Letter Agreement shall be construed to require the commission of any act contrary to Law. If any one or more provisions of this Second Letter Agreement is held to be invalid, illegal or unenforceable, the affected provisions of this Second Letter Agreement shall be curtailed and limited only to the extent necessary to bring it within the applicable legal requirements and the validity, legality and enforceability of the remaining provisions of this Second Letter Agreement shall not in any way be affected or impaired thereby.

9.8 A Party’s consent to or waiver, express or implied, of the other Party’s breach of its obligations hereunder shall not be deemed to be or construed as a consent to or waiver of any other breach of the same or any other obligations of such breaching Party. A Party’s failure to complain of any act, or failure to act, by the other Party, to declare the other Party in default, to insist upon the strict performance of any obligation or condition of this Second Letter Agreement or to exercise any right or remedy consequent upon a breach thereof, no matter how long such failure continues, shall not constitute a waiver by such Party of its rights hereunder, of any such breach, or of any other obligation or condition. A Party’s consent in any one instance shall not limit or waive the necessity to obtain such Party’s consent in any future instance and in any event no consent or waiver shall be effective for any purpose hereunder unless such consent or waiver is in writing and signed by the Party granting such consent or waiver.

9.9 Section headings used herein are for convenient reference only, and are not a part of this Second Letter Agreement.

[Signature Pages Immediately to Follow]

In Witness Whereof, this Second Letter Agreement has been executed by the Parties hereto all as of the Effective Date of this Second Letter Agreement.

Takeda Pharmaceutical Company Limited Faeth Therapeutics, Inc.

By: /s/ Eiko Sakai By: /s/ Anand Parikh

Name: Eiko Sakai Name: Anand Parikh

Title: Lead, Global Alliance Management,
Global Title: CEO

Millennium Pharmaceuticals, Inc.

By: /s/ Bathery John

Name: Bathery John

Title: Head, Business Development Operations

Exhibit A

Tech Transfer Plan

[***]